UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 29, 2008
DUSA PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

New Jersey	0-19777	22-3103129
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
25 Upton Drive
Wilmington, Massachusetts 01887
(Address of principal executive offices, including ZIP code)
(978) 657-7500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     On January 29, 2008, Sirius Laboratories, Inc. (“Sirius”), a wholly-owned subsidiary of DUSA Pharmaceuticals, Inc. (“DUSA”), entered into the 2006 Micanol Transition License Agreement (the “Transition License Agreement”) with Winston Laboratories, Inc. (“Winston”). The Transition License Agreement amends the original 2006 Micanol License Agreement, dated as of January 30, 2006, between Sirius and Winston, which DUSA has previously filed, related to DUSA’s Psoriatec® product. The original 2006 Micanol License Agreement was due to expire pursuant to its terms on January 31, 2008. The parties entered into the Transition License Agreement to extend the term of the 2006 Micanol License Agreement to September 30, 2008, to reduce the period of time that Sirius is required to maintain product liability insurance with respect to its distribution and sale of the Product (as defined in the 2006 Micanol License Agreement) after the termination of the Transition License Agreement and to confirm the allocation of certain costs and expenses relating to the product during and after the transition period.
     The foregoing is a summary of the material terms of the Transition License Agreement and is qualified by reference to the Transition License Agreement attached here to as Exhibit 10.1 and incorporated herein by reference.
     Except for historical information, this report contains certain forward-looking statements that involve known and unknown risk and uncertainties, which may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the statements made. These forward-looking statements relate to the risks relating to the expected term of the agreement. These forward-looking statements are further qualified by important factors that could cause actual results to differ materially from those in the forward-looking statements. These factors include, without limitation penetration of the market by Psoriatec, reliance on third parties to manufacture Psoriatec, and any liabilities assumed by DUSA related thereto and the other risks identified in DUSA’s SEC filings from time to time.
Item 9.01 – Financial Statement and Exhibits.
(d) Exhibits

Item No.	Description

10.1
2006 Micanol Transition License Agreement, dated as of January 29, 2008, by and between Winston Laboratories, Inc. and Sirius Laboratories, Inc. portions of which have been omitted pursuant to a request for confidential treatment under Rule 24(b)-2 of the Securities Exchange Act of 1934, as amended.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUSA PHARMACEUTICALS, INC.
Dated: January 31, 2008	By:	/s/Robert F. Doman
Robert F. Doman, President and
Chief Executive Officer

EXHIBIT INDEX

Item No.	Description

10.1
2006 Micanol Transition License Agreement, dated as of January 29, 2008, by and between Winston Laboratories, Inc. and Sirius Laboratories, Inc., portions of which have been omitted pursuant to a request for confidential treatment under Rule 24(b)-2 of the Securities Exchange Act of 1934, as amended.